UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

REDWOOD TRUST, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-13759	68-0329422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Belvedere Place, Suite 300
Mill Valley, California 94941
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 389-7373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On March 20, 2008, Redwood Trust Inc. (Redwood), entered into the Third Amended and Restated Voting Agreement by and among Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III.  A copy of the Third Amended and Restated Voting Agreement is attached as Exhibit 9.1 to the Current Report on Form 8-K and is incorporated herein by reference.  On December 10, 2008, the Compensation Committee of Redwood’s Board of Directors adopted the Amended and Restated Executive Deferred Compensation Plan.  A copy of the Amended and Restated Executive Deferred Compensation Plan is attached as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title
9.1	Third Amended and Restated Voting Agreement, dated as of March 20, 2008, among Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III

10.1	Redwood Trust Inc., Amended and Restated Executive Deferred Compensation Plan (adopted December 10, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2009	REDWOOD TRUST, INC.

	By:	/s/ Martin S. Hughes
Martin S. Hughes
President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No .	Exhibit Title
9.1	Third Amended and Restated Voting Agreement, dated as of March 20, 2008, among Wallace R. Weitz & Company, Wallace R. Weitz, Redwood Trust, Inc. and George E. Bull, III

10.1	Redwood Trust Inc., Amended and Restated Executive Deferred Compensation Plan (adopted December 10, 2008)